Exhibit 99.3

EVERSOURCE ENERGY

Investor Call

July 28, 2017

EVERSOURCE ENERGY

Safe Harbor

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities, as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource parent common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our second quarter and first half 2017 and 2016 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate, "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in business conditions, which could include disruptive technology related to Eversource Energy's current or future business model; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource Energy's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available in the Investor Relations section of our website at www.Eversource.com. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

EVERSOURCE ENERGY

Agenda



Phil Lembo
Executive Vice President and Chief Financial Officer

- Second Quarter and First Half Performance
- Regulatory Update
- Acquisition of Aquarion
- Capital Plan and Transmission Projects Update



Lee Olivier
EVP Enterprise Strategy and Business Development

- Northern Pass
- Massachusetts RFPs
- Access Northeast

Second Quarter & First Half 2017 Results

	Q2 2017	Q2 2016	Change	YTD 6-30-17	YTD 6-30-16	Change
Electric Distribution	$0.38	$0.32	$0.06	$0.74	$0.66	$0.08
Electric Transmission	$0.30	$0.29	$0.01	$0.60	$0.56	$0.04
Natural Gas Distribution	$0.01	$0.03	($0.02)	$0.17	$0.19	($0.02)
Parent & Other	$0.03	$0.00	$0.03	$0.03	$0.00	$0.03
Reported EPS (GAAP)	$0.72	$0.64	$0.08	$1.54	$1.41	$0.13

Massachusetts Rate Review

January:
- NSTAR Electric and WMECO filed applications to raise base distribution rates by $60 million and $36 million, respectively
- Decoupling for NSTAR Electric
- Permission to combine companies legally
- Implement performance-based ratemaking
- $400 million in new grid modernization investments from 2018-2022

June:
- Hearings concluded on all topics except rate design

Late year:
- Decision expected to be issued:
  - November 30 for all topics except rate design
  - December 29 for rate design

January 2018:
- New rates effective

New Hampshire Generation Asset Divestiture

- Settlement approved by NHPUC on 7/1/16
- J.P. Morgan hired by NHPUC as auction adviser
- PSNH to recover generation investment through sale of plants, securitization
- Binding bids due in August
- Conditions for sale of plants include honoring collective bargaining agreements, property tax stabilization payments, and keeping plants in service for at least 18 months after sale
- Sale process expected to be complete by the end of 2017

Status of the Four New England Transmission Complaints Unclear at FERC

- First complaint decided in 2014; resulted in base ROE of 10.57% and project incentive cap of 11.74%
- Three-judge panel at D.C. Circuit Court of Appeals unanimously vacated FERC's order in its April 14, 2017 decision
- On June 5, 2017, New England Transmission Owners (NETOs) filed with FERC to begin billing customers based on prior FERC-approved rate (base ROE of 11.14%) 60 days after FERC has a quorum of commissioners
  - Would continue until FERC addressed vacated decision
  - Retroactive to June 8, 2017
- No changes reflected in Q2 results

Eversource Poised to Enter Water Business With Acquisition of Aquarion

- Will unite New England's largest energy and water companies, increasing Eversource's customer base to nearly 4 million
- Enterprise value of $1.675 billion
  - $880 million cash
  - $795 million assumed Aquarion debt
- Will enhance Eversource's regulated utility delivery growth strategy
- Aquarion rate base exceeds $750 million
- Future growth opportunities through infrastructure upgrades, potential acquisition of smaller, distressed water companies
- Both companies serve CT, MA and NH
  - State regulatory filings made in late June
  - CT has set a schedule with decision due 10-27-17
- Transaction expected to close by 12/31/17 after DOJ and state regulatory approvals are received

Service Territory


Eversource Energy
Combined Eversource Energy & Aquarion
Aquarion

EVERSOURCE

AQUARION Water Company

Stewards of the Environment™

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solutions

- 28 projects including seven new transmission lines, new substations and substation expansion projects
- 10 projects have been placed in service
- 7 projects under construction
- 5 projects in MADPU siting process, expect 2017 approval
- Projected completion: 2019
- Total projected investment: $560 million
- Investment through June 30: $167.8 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- 14 of 27 projects now in service
- Nine projects under construction, three in siting with approvals expected by Q1 2018
- Projected completion: 2018
- Total projected investment: $350 million
- Investment through June 30: $176.5 million

Merrimack Valley Reliability Project (MVRP)

- Joint project with National Grid related to Greater Boston
- Overhead 345-kV, 24.5 mile transmission line between Londonderry, NH and Tewksbury, MA
- Received Siting Committee (NHSEC) Approval October 2016. Line construction underway.
- Projected completion: 2017
- Total projected ES investment: $37 million
- Investment through June 30: $22.9 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury
- Expected NHSEC approval: December 2017
- Projected completion: December 2018
- Total projected investment: $84 million
- Investment through June 30: $18.0 million

EVERSOURCE ENERGY

Northern Pass Making Significant Progress: Expect All State & Federal Approvals By Late 2017

March
NHDES permits issued

April
NHDOT approves NPT with reasonable conditions

NHSEC hearings commence

May-June
NHSEC hearings on construction, environment & customer benefits

July-August
NHSEC hearings on aesthetics, orderly development, property value, tourism, tax revenues
----
Final EIS expected from DOE

September
NHSEC hearings to conclude

Q4 2017
NHSEC, DOE permits expected

NHPUC order on PSNH – NPT lease expected

Q1 2018
Construction to commence

2nd half 2020 expected in-service

Schedule for Massachusetts RFPs

9.45 TWh Clean Energy RFP	
Event	**Date**
Issue RFP	March 31, 2017
Due date for submission of proposals	July 27, 2017
Selection of projects for negotiation	January 25, 2018
Negotiate and execute long term contracts	March 27, 2018
Submit long-term contracts for DPU approval	April 25, 2018

Off-Shore Wind RFP	
Event	**Date**
Issue RFP	June 29, 2017
Due date for submission of proposals	December 20, 2017
Selection of projects for negotiation	April 23, 2018
Negotiate and execute long term contracts	July 2, 2018
Submit long-term contracts for DPU approval	July 31, 2018